SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                        October 5, 1998 (October 5, 1998)
               (Date of Report (date of earliest event reported))


                               Cendant Corporation
             (Exact name of Registrant as specified in its charter)


           Delaware                      1-10308                 06-0918165
  (State or other jurisdiction     (Commission File No.)     (I.R.S. Employer
of incorporation or organization)                         Identification Number)

      6 Sylvan Way
Parsippany, New Jersey                                             07054
(Address of principal executive office)                         (Zip Code)





                                 (973) 428-9700
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)

Item 5.   Other Events

Termination of Providian Acquisition Agreement. On October 5, 1998, Cendant Corporation (the "Company") announced that it had terminated its agreement to acquire Providian Auto and Home Insurance Company and its subsidiaries from an Aegon N.V. subsidiary. The termination date in the acquisition agreement for the Providian companies had previously passed on September 30, 1998. The Company noted that several representations and covenants in the acquisition agreement had not been fulfilled and that the conditions to closing had not been met.


Item 7.   Exhibits

Exhibit
   No.    Description

99.1 Press Release: Cendant Corporation Terminates Agreement to Acquire Providian Insurance Companies, dated October 5, 1998.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CENDANT CORPORATION



                                    By:      /s/ James E.  Buckman
                                             James E  Buckman
                                             Senior Executive Vice President
                                             and General Counsel



Date:  October 5, 1998

                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                 Report Dated October 5, 1998 (October 5, 1998)


                                  EXHIBIT INDEX


Exhibit
   No.    Description

99.1 Press Release: Cendant Corporation Terminates Agreement to Acquire Providian Insurance Companies, dated October 5, 1998.